REGAL-BELOIT CORPORATION
2007 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHTS AWARD

[Name]
[Address]

You have been granted stock appreciation rights (the “SARs”) with respect to shares of common stock of Regal-Beloit Corporation (the “Company”) under the Regal-Beloit Corporation 2007 Equity Incentive Plan (the “Plan”) with the following terms and conditions:

Grant Date:	__________, 200__

Number of SARs:	__________________

Grant Price per SAR:	U.S. $_____________

Vesting:	________ percent (___%) of your SARs will vest and become exercisable on each of the first ______ anniversaries of the Grant Date. Upon your termination of employment from, or cessation of services to, the Company and its Affiliates, the unvested SARs will terminate.

Termination Date:	This SAR Award expires at, and cannot be exercised after, the close of business at the Company's headquarters on the earlier to occur of:

o	The tenth (10th) anniversary of the Grant Date; or

o	Thirty (30) days after your termination of employment or service for any other reason other than for Cause.

Your entire SAR Award is terminated immediately if the Company or an Affiliate terminates your employment for Cause, or if your employment or service is terminated at a time when you could be terminated for Cause. In addition, if you are not terminated for Cause but the Administrator later determines that you could have been terminated for Cause if all facts had been known at that time, your SAR Award will terminate immediately on the date of such determination. If you have submitted a notice of exercise while the Administrator is considering whether you should be (or could have been) terminated for Cause, your exercise will be suspended pending such determination. If it is determined that you are (or could have been) terminated for Cause, your SAR Award will terminate and your notice of exercise will be rescinded.

For this purpose, "Cause" means (i) the commission by you of any act or omission that would constitute a felony under federal, state or equivalent foreign law; (ii) fraud, dishonesty, theft, embezzlement, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of any fiduciary duty of the Company.

Exercise:	You may exercise this SAR Award only to the extent vested and only if the Award has not terminated. To exercise this SAR Award, you must complete the "Notice of Stock Appreciation Rights Exercise" form provided by the Company. The form will be effective when it is received by the Company. [For SARs Settled in Shares Only: However, the SAR will not be exercised until you pay the Company all applicable withholding taxes due as a result of the exercise].

If someone else wants to exercise this SAR Award after your death, that person must contact the Company and prove to the Company's satisfaction that he or she is entitled to do so.

Your ability to exercise the SARs may be restricted by the Company if required by applicable law.

Upon exercise of the SAR, the excess of the Fair Market Value of the number of SARs being exercised (as determined on the date of exercise) over the Grant Price of such SARs shall be paid to you in [cash][in Shares having an aggregate Fair Market Value equal to the amount due].

Change of Control:	Upon a Change of Control (as defined in the Plan):

o	The SAR will become fully vested and exercisable, and

o	You will have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive in exchange for surrender of the SAR an amount of cash equal to the excess of the Fair Market Value of the Shares then covered by the SAR over the Grant Price for such Shares.

Restrictions on Resale:	[For SARs Settled in Shares Only:] By accepting this Award, you agree not to sell any Shares acquired under this Award at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

Miscellaneous:	o	As a condition of the granting of this Award, you agree, for yourself and your legal representatives or guardians, that this Agreement shall be interpreted by the Administrator and that any interpretation by the Administrator of the terms of this Agreement or the Plan and any determination made by the Administrator pursuant to this Agreement or the Plan shall be final, binding and conclusive.

o	This Agreement may be executed in counterparts.

This Award is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Award and definitions of capitalized terms used and not defined in this Award can be found in the Plan.

BY SIGNING BELOW AND ACCEPTING THIS STOCK APPRECIATION RIGHTS AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN.

REGAL-BELOIT CORPORATION
By: _______________________________	___________________________________
Authorized Officer	Participant

REGAL-BELOIT CORPORATION
NOTICE OF STOCK APPRECIATION RIGHT EXERCISE

Your completed form should be sent by mail or fax to:____________________________.  Phone: ___________________  Fax: _____________________________________. Incomplete forms may cause a delay in processing your SAR exercise.

PART 1:   PARTICIPANT INFORMATION:   Please complete the following. PLEASE WRITE YOUR FULL LEGAL NAME SINCE THIS NAME WILL BE ON YOUR STOCK CERTIFICATE IF SHARES ARE DELIVERED IN SETTLEMENT OF YOUR SAR.

Name: ________________________________________________________________________

Street Address: ________________________________________________________________

City: _____________________    State:_________________   Zip Code:_______________

Work Phone #: (_____) - _______- ________   Home Phone #: (_____) - _______- __________

Social Security #: ______ — _____ — _______

PART 2:   DESCRIPTION OF SAR(S) BEING EXERCISED   Please complete the following for each SAR Award that you wish to exercise.

Date of Grant	Number of SARs Being Exercised

PART 3:   CERTIFICATE INSTRUCTIONS   To be completed only if shares will be issued upon exercise. You must check one.

Name(s) in which the certificate for the purchased shares will be issued:

|_|	In my name only
|_|	In the names of my spouse and myself as community property
|_|	In the names of my spouse and myself as joint tenants with the rights of survivorship

Spouse’s name (if applicable): _______________________________________________

The certificate for the shares should be sent to the following address (complete only if to be sent to a different address than specified in Part 1):

Street Address: ________________________________________________________________

City: _____________________   State: _________________   Zip Code:_______________

or delivered to the following account:

Broker-Dealer Name: _________________________________________________________

Contact Person: ______________________________________________________________

DWAC – Depository Trust Company (DTC) #: ____________________________________

Brokerage Account #: _________________________________________________________

Broker Phone #: (_____)-________-_____________    Broker Fax #: (_____)-________-_____________

PART 4:   METHOD OF SATISFYING TAX WITHHOLDING OBLIGATION   To be completed only if shares are being delivered upon exercise. If the SARs are exercisable for cash, the cash payment will be automatically reduced for applicable withholding taxes. Please select only one. You do not need to complete this Part if you are a non-employee director.

|_|	Cash. I am enclosing a check or money order payable to “Regal-Beloit Corporation” for the withholding tax amount.

|_|	Tax Amount Request. Please notify me of the amount of withholding taxes that will be due as a result of this SAR exercise. I understand that, after receiving notification of the withholding tax amount, I must immediately remit a check or money order payable to “Regal-Beloit Corporation” for that amount. I understand that the Company will not process my SAR exercise until it receives the check or money order covering the withholding tax amount due.

|_|	Share Withholding. I request that Regal-Beloit Corporation withhold a number of shares of stock otherwise issuable to me as a result of exercising the SAR to cover the statutory minimum tax withholding amount. I understand that I may be liable for additional taxes due. The Fair Market Value of any fractional Share not used to satisfy the withholding obligation (as determined on the date the tax is determined) will be paid to you in cash.

PART 5:    ACKNOWLEDGEMENTS AND SIGNATURE

1.	(If applicable): I understand that all sales of the Regal-Beloit Corporation common stock received upon exercise of this SAR(s) are subject to compliance with the company’s policy on securities trades.

2.	I hereby acknowledge that I have read a copy of the prospectus describing the Regal-Beloit Corporation plan under which the SAR(s) listed above were issued, and understand the tax consequences of an exercise.

Signature: __________________________________________________     Date: _________________________

* * * * * *

To be completed by Treasury Department:

Received by:  _________________________________________________________________________

Date received:   _________________________________________________________________________

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